TERM REAL ESTATE PROMISSORY NOTE


$984,000.00                                        December 21, 2004


FOR VALUE RECEIVED, the undersigned borrower (hereinafter referred to as the "Borrower"), promises to pay to the order of GOLD BANK (herein, together with its successors and assigns who become holders of this Note, referred to as the "Lender") at 800 West 47th Street, Kansas City, Missouri 64112, or at such other place as may be designated in writing by Lender from time to time, the maximum principal sum of up to Nine Hundred Eighty-Four Thousand and No/100 Dollars ($984,000.00) provided the principal sum shall not exceed the lesser of 80% of the completed appraisal cost or actual purchase price cost and cost of planned addition of the Mortgaged Property as defined in the Real Estate Mortgage defined below, payable as to interest only through July 31, 2005, and payable thereafter as to principal plus interest in fifty-four (54) equal calendar monthly installments of $4,100 based on a two hundred forty (240) month amortization schedule with the entire remaining principal plus all accrued interest due and payable on December 31, 2009 (the "Maturity Date"). Interest on the unpaid principal balance of this Note will be payable monthly in arrears. Each monthly payment of interest only or principal and interest shall be paid on the first (1st) day of each month beginning January 1, 2005 and ending December 1, 2009; provided, however, that the entire unpaid principal balance of this Note plus accrued and unpaid interest thereon shall be due and payable prior to the Maturity Date upon the happening of certain events as set forth herein, in the Real Estate Mortgage of even date herewith between Borrower and Lender (as amended from time to time, the "Real Estate Mortgage") and in the Loan Documents as defined below. All interest payments made hereunder shall be calculated based on the five year United States Treasury Rate as of the date first written above plus 275 basis points ("Interest Rate"). All principal and interest payments due hereunder are to be made together with any additional payments provided for in the Real Estate Mortgage and in that certain Term Equipment Promissory Note ("Equipment Note") and Security Agreement executed by Borrower for the benefit of Lender of even date herewith ("Security Agreement") (collectively, this Note, the Equipment Note, the Mortgage, the Security Agreement and any other documents executed in connection therewith shall be referred to herein as the "Loan Documents").

This Note is secured by the collateral as set forth in the Real Estate Mortgage and is cross-collateralized against the equipment and other collateral as set forth in the Security Agreement, the other Loan Documents and any other collateral now or hereafter given by the Borrower to Lender to secure the Indebtedness ("Collateral"). In addition, this Note is cross-defaulted and co-terminus with any and all other loans now or hereafter existing by and between Debtor, Debtor's subsidiaries or affiliates and Secured Party. The cancellation or surrender of this Note, upon payment or otherwise, shall not affect any right Lender has to retain the Collateral, the Mortgage or any other collateral for any other Indebtedness of Borrower to Lender. All of the items described in such documents constitute security for this Note, whether filed of record or otherwise, and reference is made to the same for a further description of the rights of Lender thereunder.

Borrower shall have the right to prepay this Note in whole or in part at any time; provided, however, if a third party (i.e., not Borrower or a subsidiary thereof) prepays this Note in whole or in part prior to the Maturity Date, Borrower shall pay Lender (in addition to the outstanding principal and interest payments due Lender under the Loan Documents) a prepayment penalty of 1% calculated on the outstanding principal and interest balance of this Promissory Note and the Equipment Note at the time the prepayment is made. All prepayments shall be credited first to amounts owing by Borrower to Lender other than principal and interest, second to interest, and third to the principal balance.

Upon the occurrence of any of the following events:

1. Failure to pay when due any principal or interest or other amount due on this Note or the Equipment Note or any costs, fees, reimbursable expenses or other amounts payable by Borrower under any of the Loan Documents that is not cured within any applicable cure period in the Loan Documents; or

2. If for any reason Borrower dissolves, terminates or otherwise ceases to exist or is not extended beyond the term of this Note, the Equipment Note or the Loan Documents; or

3. The occurrence of any other Event of Default under this Note or the Loan Documents which is not cured within any applicable cure period (if any) contained in this Note or the Loan Documents; then Lender may, at Lender's option: (i) have all principal, interest, fees, charges, expenses and other costs outstanding or owing hereunder bear interest at the Interest Rate plus two percent (2%) ("Default Interest Rate") for so long as said Event of Default shall continue; and (ii) declare all sums outstanding or owing hereunder, in the Equipment Note and in the other Loan documents, including principal, interest, fees, charges, expenses and other costs to be immediately due and payable without presentment, demand or notice of any kind, all of which are hereby expressly waived by Borrower.

To induce Lender to enter into the Loan Documents, and to advance to Borrower as herein provided, Borrower represents and warrants and, so long as any indebtedness and Obligations (as defined in the Mortgage and other Loan Documents) remains unpaid or the Loan Documents remain in effect, Borrower shall be deemed continuously to represent and warrant as follows:

Borrower is and will continue to be a Delaware corporation duly formed and validly existing under the laws of the State of Delaware; Borrower has adequate power, authority and legal right to own, manage and hold the Real Estate as described in the Mortgage; and Borrower has adequate authority, power and legal right to enter into and carry out the provisions of this Note, to borrow money and to give security for borrowing as required by this Note and to consummate the transactions contemplated hereby and under the Loan Documents.

Neither this Note, nor any statements or documents referred to herein or delivered by Borrower in any of the other Loan Documents, contains any untrue statement or omits to state a material fact necessary to make the statements herein or therein not misleading.

Borrower will execute and deliver or cause to be executed and delivered to Lender all of the Loan Documents required by the terms hereof together with all other instruments and documents relating thereto as required by Lender.

Borrower will notify Lender in the event any lien is filed against the Collateral or Mortgage is foreclosed on the subject Real Estate.

Borrower will maintain and keep the Real Estate as described in the Mortgage and the contents thereof properly insured in all respects up to at least the fair market value of the Real Estate.

Borrower has or will perform and comply with each and all of the terms and provisions of this Note, any and all of the other Loan Documents and any and all other instruments and documents respecting the loan described herein.

All covenants, representations and warranties made herein shall survive the repayment of the Note, the Real Estate Note and the Loan Documents. Borrower's request for this loan shall constitute an affirmation on behalf of Borrower that the foregoing covenants, representations and warranties remain true and correct as of the date of such request.

No provision of this Note shall be construed to mean that Borrower has paid or agreed to pay, directly or indirectly, under any circumstances whatsoever, any interest in excess of that which lawfully may be charged under any applicable laws relating to interest. If for any reason interest in excess of the highest lawful rate shall at any time be paid hereunder, any such excess shall constitute and shall be treated as a payment on the principal amount due.

Each payment hereunder and in the Loan Documents shall be made in lawful money of the United States of America and payable in immediately available funds on the date that such funds are due at Lender's address set forth above or at such other place as the legal holder hereof shall from time to time designate to Borrower in writing. If any payment of principal or interest on this Note is due on a Saturday, a Sunday or a legal holiday under the laws of the State of Kansas, such payment shall be made on the next succeeding business day, and such extension of time shall be included in computing interest in connection with such payment.

Borrower agrees to pay to Lender a .50% loan fee on each amount borrowed under this Note and the Equipment Note. In addition, Borrower hereby agrees to reimburse the Lender and will pay all of Lender's reasonable costs and expenses incurred in connection with: i) due diligence costs, preparation, negotiation, execution, delivery, renewal, modification, amendment, regular review, and administration of the Note and the Loan Documents or any renewals, extensions or modifications of any of the foregoing; ii) the making or disbursement of the advances; and, iii) the exercise or enforcement of any of Lender's rights or remedies under this Note or any of the other Loan Documents, including, but not limited to, recording charges, attorneys' fees and disbursements (including duplicating and word processing fees), any other reasonable fees and costs for services that are not customarily performed by Lender's salaried employees, and any other fees, costs or expenses expended by Lender under this Note and the other Loan Documents. The provisions of this Section will survive the termination of this Note and the repayment of the Note.
If an attorney is engaged by Lender because of any Event of Default under this Note, the Equipment Note, or any of the other Loan Documents or to enforce or defend any provision of any such document or instrument, then Borrower shall pay upon demand, to the extent permitted or not prohibited by applicable law, reasonable attorneys' fees and all costs and expenses so incurred by Lender.

The following representations, warranties and actions, in addition to any others contained in this Note, the Equipment Note and the Loan Documents executed or delivered in connection therewith, are required prior to Lender advancing funds hereunder:

The undersigned Borrower shall execute and deliver to Lender for the benefit of Borrower, the Mortgage securing all of Borrower's indebtedness hereunder as well as the Obligations as set forth in the Security Agreement and in the other Loan Documents in form and content satisfactory to Lender.

Borrower shall execute and in accordance with Lender's instructions, record a Mortgage in Pennington County, South Dakota, granting a security interest in that real estate listed in the Mortgage in form and content satisfactory to Lender.

Borrower will provide evidence that no default is continuing or currently exists under any other Loan Documents executed by Borrower.

Evidence that Borrower is in good standing in the States of Delaware and South Dakota as of the date hereof and evidence that the Note and all Loan Documents have been validly approved by corporate action with appropriate Corporate Resolutions as requested by Lender.

All expenses incurred by Lender in filing, recording and perfecting any mortgage, as well as any expenses or fees of any kind (including reasonable attorney fees) incurred in the inspection, audit, protection, collection or levy upon such secured Real Estate and Collateral shall be considered to be part of Borrower's obligations and payable by Borrower.


Each of the above conditions shall be considered both a condition precedent and a continuing condition of this Note and the Loan
Documents, and shall remain in full force and effect until all of Borrower's obligations hereunder have been paid in full.

No waiver of any breach, Event of Default, default or failure of condition under the terms of this Note, the Equipment Note or the other Loan Documents shall be implied from any failure of Lender to take, or any delay by Lender in taking, any action with respect to any such breach, Event of Default, default or failure of condition or from any previous waiver of any similar or unrelated breach, Event of Default, default or failure of condition. A waiver of any term of this Note, the Equipment Note or the other Loan Documents must be made in writing by Lender and shall be limited to the express written terms of such waiver.

All obligations of Borrower and all rights, powers and remedies of Lender expressed herein shall be in addition to and not in limitation of those provided by law or in any written agreement or instrument (other than this Note) relating to any of the Indebtedness of Borrower to Lender or the security therefor.

Borrower waives presentment; demand; notice of dishonor; notice of protest and nonpayment; notice of default interest and late charges; notice of intent to accelerate; notice of acceleration; and diligence in Lender taking any action to collect any sums owing under this Note, the Equipment Note, the Loan Documents or in proceeding against any of the rights and interests in and to the Collateral and Real Estate securing payment of this Note and/or the Equipment Note.

Time is of the essence with respect to every provision hereof.
Capitalized terms not otherwise defined in this Note shall have the meanings assigned to them under the Mortgage.

This Note shall be construed and enforced in accordance with the laws of the State of Kansas, without regard to principles of conflicts of law, except to the extent that federal laws preempt the laws of the State of Kansas.


BORROWER

AMCON Distributing Company
a Delaware Corporation

By:           /s/ Michael D. James
              -------------------------------

Name (print): Michael D. James
              -------------------------------

Title:        VP and CFO
              -------------------------------